SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     _______________________

                            FORM 8-K

                         CURRENT REPORT
                     _______________________


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                          May 24, 1995
        DATE OF REPORT (Date of earliest event reported)


                 DILLARD DEPARTMENT STORES, INC.
     (Exact name of registrant as specified in its charter)

     DELAWARE                   1-6140          71-0388071
  (State or other            (Commission       (IRS Employer
  jurisdiction of            File Number)      Identification
  incorporation                                   Number)


        1600 Cantrell Road, Little Rock, Arkansas  72201
            (Address of principal executive offices)
                           (Zip Code)

                         (501) 376-5200
      (Registrant's telephone number, including area code)

Item 5.    Other Events

     Pursuant to the terms and conditions of a Pricing Agreement between Registrant and Morgan Stanley & Co. Incorporated dated May 24, 1995, Registrant will issue on or about June 1, 1995 its 6-7/8% Notes limited to $100,000,000 aggregate principal amount maturing on June 1, 2005. The Notes are not subject to redemption prior to the maturity date.

Item 7.    Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 1(d)    Pricing Agreement dated May 24, 1995
                     between Dillard Department Stores, Inc.
                     and Morgan Stanley & Co. Incorporated


     Exhibit 4(e)    Form of 6-7/8% Note

                            SIGNATURE

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DILLARD DEPARTMENT STORES, INC.
                                     (Registrant)


                                By: /s/   James I. Freeman
                                         James I. Freeman
                                     Senior Vice President and
                                     Chief Financial Officer



Date:  May 26, 1995

                           Exhibit Index


                      Exhibits to Form 8-K



  Number in
Exhibit Table        Exhibit


    1(d)                   Pricing Agreement dated May 24, 1995
                           between the Registrant and Morgan
                           Stanley & Co. Incorporated


    4(e)                   Form of 6-7/8% Note